MERIDIAN VALUE FUND(R)
                                                                  August 8, 2002

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 30, 2002 was $30.34. This represents a decrease of 6.40% for the calendar year to date. The Fund's total return and average annual compounded rate of return for the seven years ended June 30, 2002, were 339.2% and 23.5%, respectively. The comparable period returns for the S&P 500 with dividends were 102.8% and 10.6%, respectively. The Fund's assets at the close of the quarter were invested 8.9% in cash and cash equivalents and 91.1% in stocks. Total net assets were $1,297,206,848 and there were 77,860 shareholders.

Stocks experienced a difficult second quarter. There are a number of concerns, including the profit outlook, the declining dollar, accounting fraud, management self-dealing and international tensions. The S&P 500 dropped 13.7 percent, the NASDAQ 20.7 percent and the Russell 2000 8.7 percent during the quarter. As of June 30, 2002 the S&P 500, the NASDAQ and the Russell 2000 were off by 36.3 percent, 71.5 percent and 24.7 percent respectively from their peaks reached in March 2000. Trucking, Savings and Loans and Paper Products were among the best performing groups. The Biotechnology, Computer and Telecommunications sectors represented the worst performing groups. Interest rates declined during the quarter. The yield on the ten-year treasury declined from 5.39 percent at the end of March to 4.79 percent at the end of June.

Our economic outlook has not changed. The revised GDP number showed a gain of
5.0 percent during the first quarter and many indicators point to growth ahead. Interest rates are low, inflation is in check and, most important, the Federal Reserve is following an expansionary monetary policy. Sooner or later, we believe GDP growth will lead to higher corporate profits and will be followed by increased capital spending outlays. We believe profit comparisons will begin to improve during the September quarter.

These are particularly difficult times for stock investors. We do not know when this bear market will end, but significant damage has been done. This is not, in our opinion, the time to turn negative. Investment returns, as history illustrates, can be enhanced substantially by purchasing good companies when they are out of favor -- as an increasing number are today. Valuations have improved and we are increasingly finding good investment opportunities in the universe of stocks that we follow. While staying true to our strategy, we have taken advantage of the recent turmoil in July to upgrade the portfolio, increasing the representation of quality businesses with above-average earnings growth prospects.

New positions established during the June quarter included Boston Scientific, Kimberly-Clark, Mercury Computer Systems, Novartis, Payless ShoeSource, Pacific Sunwear, and Ultimate Electronics. We sold our positions in Cognos, Coherent, Compuware, Commscope, PerkinElmer, Power-One, RSA Security, and Toys "R" Us.

DaVita, a portfolio holding for almost two years, is the second largest provider of dialysis services in the U.S. for patients suffering from chronic kidney failure. The business is non-cyclical, and benefits from favorable demographic trends, but is also subject to regulatory burdens. Under previous management, aggressive acquisitions financed with debt, led to operating problems and regulatory issues. Consequently, earnings declined in 1998 and evaporated in 1999, leading to a stock price decline from a high of $36 in 1998 to a low of $3.00 in early 2000. A new management team arrived in late 1999 and turned the business around in one year. DaVita's clinical quality now ranks very high, internal revenue growth has resumed, and the business is generating tremendous amounts of free cash flow. With debt now at a manageable level, the company is using free cash flow to buy back substantial amounts of shares. At $22, the stock now trades at 13 times estimated 2002 earnings and less than 12 times projected 2003 earnings.

We welcome those new shareholders that joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                         Sincerely,

                                       /s/ Richard F. Aster, Jr.



                                         Richard F. Aster, Jr.

                                       /s/ Kevin O'Boyle
                                         Kevin O'Boyle

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Shares          Value
                                                         ---------    --------------
COMMON STOCK - 91.1%

  AEROSPACE/DEFENSE - 2.4%
     Mercury Computer Systems, Inc. ...................     90,000    $    1,863,000
     Raytheon Company*.................................    718,400        29,274,800
                                                                      --------------
                                                                          31,137,800

  AGRICULTURE - 0.8%
     Agrium, Inc.*.....................................  1,078,900        10,141,660

  APPAREL - 1.8%
     VF Corporation*...................................    609,100        23,882,811

  BASIC MATERIALS - 2.9%
     Anglogold Limited*................................    620,000        16,169,600
     Gold Fields Limited*..............................    630,000         7,068,600
     Newmont Mining*...................................    546,900        14,399,877
                                                                      --------------
                                                                          37,638,077

  CONSUMER DURABLES - 0.1%
     Goodyear Tire and Rubber Co.*.....................     37,500           701,625

  CONSUMER PRODUCTS - 3.9%
     Concord Camera Corp. .............................    638,000         3,254,438
     Dial Corporation*.................................  1,552,600        31,083,052
     Kimberly-Clark Corp.*.............................    265,600        16,467,200
                                                                      --------------
                                                                          50,804,690

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Shares          Value
                                                         ---------    --------------
COMMON STOCK (continued)
  CONSUMER SERVICES - 6.7%
     EchoStar Communications Corporation...............    557,000    $   10,337,920
     Hughes Electronics Corporation....................    422,000         4,388,800
     Service Master Company*...........................  1,433,300        19,664,876
     Waste Management Inc.*............................  2,021,700        52,665,285
                                                                      --------------
                                                                          87,056,881

  ENERGY - 4.8%
     FMC Technologies..................................    680,200        14,120,952
     Newfield Exploration Company......................    590,800        21,960,036
     Tom Brown, Inc. ..................................    499,500        14,160,825
     Transocean Sedco Forex, Inc.*.....................    368,000        11,463,200
                                                                      --------------
                                                                          61,705,013

  HEALTH PRODUCTS - 3.4%
     Becton, Dickinson and Co.*........................    722,000        24,872,900
     Haemonetics Corporation...........................    633,500        18,498,200
     Viasys Healthcare, Inc. ..........................     58,893         1,027,666
                                                                      --------------
                                                                          44,398,766

  HEALTH SERVICES - 12.4%
     Boston Scientific Corporation.....................    778,500        22,825,620
     DaVita, Inc. .....................................  1,021,800        24,318,840
     Dendrite International............................    980,700         9,483,369
     HEALTHSOUTH Corporation...........................  1,375,900        17,597,761
     Lincare Holdings, Inc. ...........................    965,100        31,172,730
     McKesson Corporation*.............................    504,000        16,480,800
     Omnicare, Inc.*...................................  1,058,000        27,783,080
     Parexel International*............................    843,900        11,738,649
                                                                      --------------
                                                                         161,400,849

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Shares          Value
                                                         ---------    --------------
COMMON STOCK (continued)
  INDUSTRIAL PRODUCTS - 5.9%
     Air Products and Chemicals, Inc.*.................    251,000    $   12,667,970
     InFocus Corp. ....................................  1,034,200        12,182,876
     International Flavors & Fragrances*...............    428,000        13,905,720
     Pall Corporation*.................................    632,800        13,130,600
     Sensient Technologies Corp.*......................    573,300        13,048,308
     Thermo Electron Corporation.......................    702,100        11,584,650
                                                                      --------------
                                                                          76,520,124

  INDUSTRIAL SERVICES - 1.9%
     Valassis Communications Inc. .....................    691,400        25,236,100

  INFORMATION TECHNOLOGY SERVICES - 0.7%
     CIBER, Inc. ......................................    314,700         2,281,575
     Keane, Inc. ......................................    383,600         4,756,640
     Red Hat, Inc. ....................................    435,000         2,553,450
                                                                      --------------
                                                                           9,591,665

  INSURANCE - 3.2%
     Aetna, Inc. ......................................    350,000        16,789,500
     SAFECO Corp.*.....................................    811,000        25,051,790
                                                                      --------------
                                                                          41,841,290

  LEISURE & AMUSEMENT - 3.5%
     Park Place Entertainment Corporation..............  2,033,900        20,847,475
     Six Flags, Inc....................................  1,661,400        24,007,230
                                                                      --------------
                                                                          44,854,705

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Shares          Value
                                                         ---------    --------------
COMMON STOCK (continued)
  PHARMACEUTICALS - 4.4%
     Andrx Corporation.................................    407,000    $   10,976,790
     Mylan Laboratories, Inc. .........................    901,000        28,246,350
     Novartis AG.......................................    412,800        18,093,024
                                                                      --------------
                                                                          57,316,164

  REAL ESTATE - 2.6%
     Health Care REIT, Inc.*...........................    235,100         7,041,245
     Healthcare Realty Trust*..........................    834,900        26,716,800
                                                                      --------------
                                                                          33,758,045

  RESTAURANTS - 1.3%
     TRICON Global Restaurants.........................    585,800        17,134,650

  RETAIL - 11.1%
     Albertson's, Inc.*................................    808,000        24,611,680
     Borders Group.....................................    576,200        10,602,080
     Burlington Coat Factory Warehouse Corp.*..........    676,600        14,377,750
     Gadzooks, Inc. ...................................    439,800         5,537,082
     Limited Brands, Inc.*.............................    671,160        14,295,708
     Office Depot, Inc. ...............................    632,200        10,620,960
     Pacific Sunwear of California, Inc. ..............    670,000        14,853,900
     Payless ShoeSource, Inc. .........................    486,400        28,040,960
     Ultimate Electronics, Inc. .......................    308,800         8,001,008
     Zale Corporation..................................    344,500        12,488,125
                                                                      --------------
                                                                         143,429,253

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Shares          Value
                                                         ---------    --------------
COMMON STOCK (continued)
  TECHNOLOGY - 8.0%
     Actel Corporation.................................    330,600    $    6,949,212
     Concurrent Computer Corp. ........................  1,618,300         7,525,095
     DuPont Photomasks, Inc. ..........................    126,500         4,194,740
     Electronics for Imaging, Inc. ....................    740,000        11,773,400
     FileNET Corporation...............................    871,600        12,638,200
     Hyperion Solutions Corporation....................    210,000         3,829,833
     Photronics, Inc. .................................    197,000         3,731,180
     Pinnacle Systems, Inc. ...........................    600,300         6,063,030
     Power Integrations, Inc. .........................    733,000        13,281,960
     Storage Technology Corp. .........................  1,147,900        18,331,963
     Symbol Technologies, Inc.*........................    846,900         7,198,650
     Ultratech Stepper, Inc. ..........................    476,400         7,712,916
                                                                      --------------
                                                                         103,230,179

  TELECOMMUNICATIONS EQUIPMENT - 1.4%
     Adtran, Inc. .....................................    671,900        12,765,428
     Avaya, Inc. ......................................    157,000           777,150
     Harris Corporation*...............................    115,600         4,189,344
                                                                      --------------
                                                                          17,731,922

  TELECOMMUNICATIONS SERVICES - 4.6%
     CenturyTel, Inc.*.................................    989,200        29,181,400
     Citizens Communications Company...................  3,669,000        30,672,840
                                                                      --------------
                                                                          59,854,240

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Shares          Value
                                                         ---------    --------------
COMMON STOCK (continued)
  TRANSPORTATION - 3.3%
     Burlington Northern Santa Fe Corporation..........    445,000    $   13,350,000
     EGL, Inc. ........................................    202,700         3,437,792
     J.B. Hunt Transport Services, Inc. ...............    362,000        10,686,240
     Ryder System, Inc.*...............................    450,700        12,209,463
     UTi Worldwide, Inc.*..............................    161,500         3,192,855
                                                                      --------------
                                                                          42,876,350

  TOTAL COMMON STOCK - 91.1%
  (Identified cost $1,106,041,945)................................     1,182,242,859
                                                                      --------------

U.S. GOVERNMENT OBLIGATIONS - 7.1%
     U.S. Treasury Bill @1.803% due 07/05/02......................         6,598,147
     U.S. Treasury Bill @1.756% due 08/01/02......................        59,910,640
     U.S. Treasury Bill @1.746% due 08/15/02......................        24,948,551
                                                                      --------------

  TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Identified cost $91,447,198)...................................        91,457,338
                                                                      --------------

  TOTAL INVESTMENTS - 98.2%
  (Identified Cost $1,197,489,143)................................     1,273,700,197

CASH AND OTHER ASSETS LESS LIABILITIES - 1.8%.....................        23,506,651
                                                                      --------------

NET ASSETS - 100%.................................................    $1,297,206,848
                                                                      ==============

* income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $1,197,489,143).........................  $1,273,700,197
  Cash and cash equivalents.................................      19,687,632
  Receivables for:
     Capital shares.........................................       3,008,513
     Dividends..............................................         437,714
     Interest...............................................          18,405
     Securities sold........................................       9,467,447
  Prepaid expenses..........................................           3,437
                                                              --------------
     TOTAL ASSETS...........................................   1,306,323,345
                                                              --------------

LIABILITIES
  Payables for:
     Capital shares.........................................       1,949,070
     Securities purchased...................................       5,800,173
  Accrued expenses:
     Investment advisory fees...............................       1,097,321
     Other payables and accrued expenses....................         269,933
                                                              --------------
     TOTAL LIABILITIES......................................       9,116,497
                                                              --------------
NET ASSETS..................................................  $1,297,206,848
                                                              ==============
Capital shares issued and outstanding, par value $.01
  (50,000,000 shares authorized)............................      42,762,662
                                                              ==============
Net asset value per share (offering and redemption price)...          $30.34
                                                              ==============
Net assets consist of:
  Paid in capital...........................................  $1,259,654,101
  Accumulated net realized loss.............................     (38,658,159)
  Net unrealized appreciation on investments and foreign
     currency translations..................................      76,211,054
  Undistributed net investment loss.........................            (148)
                                                              --------------
                                                              $1,297,206,848
                                                              ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of $23,516 foreign withholding
     tax).............................................   $8,122,108
  Interest............................................    1,568,992
                                                        -----------
       Total investment income........................                   $9,691,100
EXPENSES
  Investment advisory fees............................   10,774,514
  Transfer agent fees.................................      365,716
  Registration and filing fees........................      233,795
  Reports to shareholders.............................      167,964
  Custodian fees......................................      161,146
  Pricing fees........................................      153,292
  Miscellaneous expenses..............................      118,065
  Professional fees...................................       35,393
  Directors' fees and expenses........................        4,653
                                                        -----------
       Total expenses.................................                   12,014,538
                                                                       ------------
  Net investment loss.................................                   (2,323,438)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized loss on investments....................  (37,725,420)
  Net change in unrealized appreciation on
     investments......................................    7,171,686
                                                        -----------
  Net loss on investments.............................                  (30,553,734)
                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   ($32,877,172)
                                                                       ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        Year Ended       Year Ended
                                                      June 30, 2002     June 30, 2001
                                                      --------------    -------------
OPERATIONS
Net investment income (loss)........................     $(2,323,438)     $2,060,021
Net realized gain (loss) on investments.............     (37,725,420)      2,253,367
Net increase in unrealized appreciation of
  investments.......................................       7,171,686      62,937,554
                                                      --------------    ------------
  Net increase (decrease) in net assets from
     operations.....................................     (32,877,172)     67,250,942
                                                      --------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income..................      (1,007,532)              0
Distributions from net realized capital gains.......      (1,201,570)    (10,139,236)
                                                      --------------    ------------
  Net distributions.................................      (2,209,102)    (10,139,236)
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares.......................     963,374,074     720,442,324
Reinvestment of distributions.......................       1,950,486       8,503,065
Less: redemptions...................................    (401,590,408)   (105,428,421)
                                                      --------------    ------------
  Increase resulting from capital share
     transactions...................................     563,734,152     623,516,968
                                                      --------------    ------------
Total increase in net assets........................     528,647,878     680,628,674
NET ASSETS
Beginning of year...................................     768,558,970      87,930,296
                                                      --------------    ------------
End of year (includes undistributed net investment
  income (loss) of $(148) and $1,007,776,
  respectively).....................................  $1,297,206,848    $768,558,970
                                                      ==============    ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          For the fiscal year ended June 30,
                               ---------------------------------------------------------
                                    2002            2001          2000          1999
                               --------------   ------------   -----------   -----------
Net Asset Value - Beginning
 of Period...................          $30.98         $25.88        $22.29        $19.30
                               --------------   ------------   -----------   -----------
Income from Investment
----------------------
Operations
----------
Net Investment Income
 (Loss)**....................           (0.05)          1.12          0.05         (0.10)
Net Gains or Losses on
 Securities (both realized
 and unrealized).............           (0.51)          5.75          5.91          3.56
                               --------------   ------------   -----------   -----------
Total From Investment
 Operations..................           (0.56)          6.87          5.96          3.46
                               --------------   ------------   -----------   -----------
Less Distributions
------------------
Distribution from Net
 Investment Income...........           (0.04)         (1.09)         0.00          0.00
Distribution from Net
 Realized Capital Gains......           (0.04)         (0.68)        (2.37)        (0.47)
                               --------------   ------------   -----------   -----------
Total Distributions..........           (0.08)         (1.77)        (2.37)        (0.47)
Net Asset Value - End of
 Period......................          $30.34         $30.98        $25.88        $22.29
                               ==============   ============   ===========   ===========
Total Return.................          (1.78%)        27.95%        29.63%        18.92%
                               ==============   ============   ===========   ===========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period....  $1,297,206,848   $768,558,970   $87,930,296   $24,912,455
Ratio of Expenses to Average
 Net Assets..................           1.12%          1.10%         1.41%         1.63%
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets......................          (0.22%)         0.60%         0.39%        (0.65%)
Portfolio Turnover Rate......             54%            76%           86%          124%

                                      For the fiscal year ended June 30,
                               ------------------------------------------------
                                  1998          1997         1996        1995
                               -----------   ----------   ----------   --------
Net Asset Value - Beginning
 of Period...................       $17.40       $15.32       $10.27      $9.87
                               -----------   ----------   ----------   --------
Income from Investment
----------------------
Operations
----------
Net Investment Income
 (Loss)**....................        (0.19)       (0.26)       (0.10)     (0.04)
Net Gains or Losses on
 Securities (both realized
 and unrealized).............         4.32         3.20         5.15       0.44
                               -----------   ----------   ----------   --------
Total From Investment
 Operations..................         4.13         2.94         5.05       0.40
                               -----------   ----------   ----------   --------
Less Distributions
------------------
Distribution from Net
 Investment Income...........         0.00         0.00         0.00       0.00
Distribution from Net
 Realized Capital Gains......        (2.23)       (0.86)        0.00       0.00
                               -----------   ----------   ----------   --------
Total Distributions..........        (2.23)       (0.86)        0.00       0.00
Net Asset Value - End of
 Period......................       $19.30       $17.40       $15.32     $10.27
                               ===========   ==========   ==========   ========
Total Return.................       26.05%       20.55%+      49.17%+     4.05%+
                               ===========   ==========   ==========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period....  $12,196,379   $7,340,110   $3,471,507   $715,021
Ratio of Expenses to Average
 Net Assets..................        2.16%        2.51%*       2.55%*     2.78%*
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets......................       (1.35%)      (1.96%)*     (1.36%)*   (0.58%)*
Portfolio Turnover Rate......         133%         144%         125%        77%

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 2, the Investment Manager may reduce a portion of its fee and absorb certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47% and 14.64%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28% and 12.44%, for the periods ended June 30, 1997 through June 30, 1995, respectively.

** Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Growth Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $1,198,314,610, the aggregate gross unrealized appreciation is $135,887,303, and the aggregate gross unrealized depreciation is ($60,501,716), resulting in net unrealized appreciation of $75,385,587.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

       Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

       Permanent book and tax differences during the year ended June 30, 2002, resulted in reclassifications totaling $2,323,046 to increase undistributed net investment loss, $592 to decrease accumulated net realized gain and $2,322,454 to decrease paid-in capital respectively.

       Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

       The amount and character of dividends and distributions paid during the year ended June 30, 2002 were the same for both book and tax basis. As of June 30, 2002 there were no distributable earnings on a tax basis.

2. RELATED PARTIES: The Fund has entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 2002 was 0.62%.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's daily average net assets. The investment adviser has agreed to voluntarily limit the expenses of the Fund to 2 1/2%. With respect to this voluntary limit, the Investment Adviser did not reimburse the Fund during 2002.

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. CAPITAL SHARES TRANSACTIONS: The Fund has authorized 50,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2002 and June 30, 2001 were as follows:

                                                             2002           2001
                                                          -----------    ----------
Shares sold                                                30,893,853    24,752,831
Shares issued on reinvestment of distributions                 72,027       324,659
                                                          -----------    ----------
                                                           30,965,880    25,077,490
Shares redeemed                                           (13,007,941)   (3,670,860)
                                                          -----------    ----------
Net increase                                               17,957,939    21,406,630
                                                          ===========    ==========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Fund who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Growth Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 2002, was $3,696.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2002, were $1,071,264,082 and $530,759,092, respectively. The cost of the U.S. Government securities purchased were $210,610,321, and $170,000,000 were redeemed at maturity during the year ended June 30, 2002.

6. CAPITAL LOSSES: At June 30, 2002, the Fund had available for federal income-tax purposes unused capital losses of $13,013,923 expiring in 2010. Under current tax law, future utilization of such losses may be limited.

    Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2002, the Fund elected to defer net capital losses of $24,818,769 and net currency losses of $148, occurring between November 1, 2001 and June 30, 2002.

    Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 2003.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 9, 2002

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as directors or officers of Meridian Fund, Inc. ( the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

INTERESTED DIRECTORS *
--------------------------------------------------------------------------------

Richard F. Aster, Jr. (62)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.; President, Aster Capital Management, Inc.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Michael Stolper (57)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years:
  Investment Adviser and Broker - Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 2
Other Directorships: BDI Investment Company
--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC. (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

Michael S. Erickson (50)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor; Chairman & CFO, AeroAstro
Number of Portfolios Overseen: 2
Other Directorships: Argus Software

James Bernard Glavin (67)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Herbert Charles Kay (65)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 2
Other Directorships: N/A
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

Gregg B. Keeling (47)

Positions(s) Held with Fund: Treasurer, Secretary, Principal Financial and Accounting Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations; Aster Capital Management, Inc., Vice President of Operations; IPEO, Inc., CFO; Deloitte & Touche, LLP, Certified Public Accountant

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2002, the Meridian Value Fund lost 1.78% compared to a loss of 18.04% for the S&P 500 with reinvested dividends, a loss of 8.60% for the Russell 2000, and a loss of 32.28% for the NASDAQ. The declines reflected in the various indices were largely concentrated in the biotechnology, technology, telecommunications, and utilities sectors. While the Fund suffered significant losses in the telecommunications sector, the broad diversification of its holdings enabled the Fund to largely retain its value. During the fiscal year ended June 30, 2002, the Fund's strongest performing investments were in the retail, healthcare, gold, and defense sectors. The worst performing investments were in the telecommunications (including cable and satellite television), technology, insurance, and leisure sectors.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, that the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on following this strategy, the Fund's average compounded annual return for the seven-year period from June 30, 1995 to June 30, 2002 was 23.54% compared to 10.63% for the S&P 500 with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average compounded annual return from inception to June 30, 2002 was 19.68% compared to 11.16% for the S&P 500 with reinvested dividends.

         VALUE OF $10,000 INVESTED IN MERIDIAN VALUE FUND & THE S&P 500 [PERFORMANCE LINE GRAPH]

                                                                          S&P 500                      MERIDIAN VALUE FUND
                                                                          -------                      -------------------
2/10/94                                                                    10000                              10000
6/30/94                                                                     9579                               9870
6/30/95                                                                    12075                              10270
6/30/96                                                                    15212                              15320
6/30/97                                                                    20490                              18468
6/30/98                                                                    26665                              23279
6/30/99                                                                    32724                              27683
6/30/00                                                                    35094                              35885
6/30/01                                                                    29882                              45915
6/30/02                                                                    24490                              45098

                              MERIDIAN VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                      -1.78%

Five Years                                                    19.55%

Since Inception                                               19.68%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                                MERIDIAN VALUE FUND(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

           ---------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                            Telephone (800) 446-6662

                                 JUNE 30, 2002